                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints JEFFREY D. LEE his or its true and lawful attorney-in-fact (the "Attorney-in-Fact") to:

        (1)     execute for and on behalf of each undersigned (a "Reporting
Person") any and all reports, notices, communications and other documents
(including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 13H,
Form 13-F, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the "Reports") with respect to each Reporting Person's
(a) status as an officer or director of, or (b) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (each, a "Company");

        (2)     do and perform any and all acts for and on behalf of each
Reporting Person which may be necessary or desirable to complete and execute any such Reports and timely file such forms and schedules with the United States
Securities and Exchange Commission and any stock exchange or similar authority;
and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of either such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by either such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

        The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor is the Company hereby assuming, any of the undersigned's responsibilities to comply with Section 16 or
Section 13 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 or Schedules 13G/D with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. Each Reporting Person acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not hereby assuming any of the undersigned's responsibilities to comply with state or federal securities laws.

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 24 day of March, 2014.

NORTHERN LIGHT VENTURE CAPITAL II, LTD.  NORTHERN LIGHT VENTURE FUND II, L.P.

                                         By:  NORTHERN LIGHT PARTNERS II, L.P.
                                         Its: General Partner
By: /s/ Feng Deng
    -----------------------------------  By:  NORTHERN LIGHT VENTURE CAPITAL II
    Name:  Feng Deng                          LTD.,
    Title: Director                      Its: General Partner

                                         By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

NORTHERN LIGHT PARTNERS II, L.P.         NORTHERN LIGHT STRATEGIC FUND II, L.P.

By:  NORTHERN LIGHT VENTURE CAPITAL II,  By:  NORTHERN LIGHT PARTNERS II, L.P.
     LTD.,                               Its:  General Partner
Its:  General Partner
                                         By:  NORTHERN LIGHT VENTURE CAPITAL II,
                                              LTD.,
By: /s/ Feng Deng                        Its:  General Partner
    ----------------------------------
    Name:  Feng Deng                     By: /s/ Feng Deng
    Title: Director                          ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

                                         NORTHERN LIGHT PARTNERS FUND II,
                                         L.P.

                                         By:  NORTHERN LIGHT PARTNERS II, L.P.
                                         Its: General Partner

                                         By:  NORTHERN LIGHT VENTURE CAPITAL II,
                                              LTD.
                                         Its: General Partner

                                         By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

NORTHERN LIGHT VENTURE CAPITAL, LTD.     NORTHERN LIGHT VENTURE FUND, L.P.

                                         By:  NORTHERN LIGHT PARTNERS, L.P.
                                         Its:  General Partner
By: /s/ Feng Deng
    ----------------------------------
    Name:  Feng Deng                     By:  NORTHERN LIGHT VENTURE CAPITAL
    Title: Director                           LTD.
                                         Its: General Partner

                                         By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

                                         NORTHERN LIGHT STRATEGIC FUND, L.P.
NORTHERN LIGHT PARTNERS, L.P.

By:  NORTHERN LIGHT VENTURE CAPITAL LTD. By:  NORTHERN LIGHT PARTNERS, L.P.
Its:  General Partner                    Its: General Partner

By: /s/ Feng Deng                        By:  NORTHERN LIGHT VENTURE CAPITAL
                                              LTD.
    ----------------------------------   Its:  General Partner
    Name:  Feng Deng
    Title: Director                      By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

                                         NORTHERN LIGHT PARTNERS FUND, L.P.

                                         By:  NORTHERN LIGHT PARTNERS, L.P.
                                         Its: General Partner

                                         By:  NORTHERN LIGHT VENTURE CAPITAL
                                              LTD.
                                         Its: General Partner

                                         By: /s/ Feng Deng
                                             -----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

/s/ Feng Deng                            /s/ Yan Ke
---------------------------------------  --------------------------------------
Feng Deng                                Yan Ke

NORTHERN LIGHT VENTURE CAPITAL III, LTD. NORTHERN LIGHT VENTURE FUND III, L.P.

                                         By:  NORTHERN LIGHT PARTNERS III, L.P.
                                         Its: General Partner
By: /s/ Feng Deng
    ----------------------------------
    Name:  Feng Deng                     By: NORTHERN LIGHT VENTURE CAPITAL III,
    Title: Director                          LTD.,
                                         Its: General Partner

                                         By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director
NORTHERN LIGHT PARTNERS III, L.P.
                                         NORTHERN LIGHT STRATEGIC FUND III, L.P.

By:  NORTHERN LIGHT VENTURE CAPITAL III,
     LTD.,                               By:  NORTHERN LIGHT PARTNERS III, L.P.
Its: General Partner                     Its: General Partner

By: /s/ Feng Deng                        By: NORTHERN LIGHT VENTURE CAPITAL III,
    ----------------------------------       LTD.,
    Name:  Feng Deng                     Its:  General Partner
    Title: Director
                                         By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director

                                         NORTHERN LIGHT PARTNERS FUND III, L.P.

                                         By:  NORTHERN LIGHT PARTNERS III, L.P.
                                         Its:  General Partner

                                         By: NORTHERN LIGHT VENTURE CAPITAL III,
                                             LTD.
                                         Its:  General Partner

                                         By: /s/ Feng Deng
                                             ----------------------------------
                                              Name:  Feng Deng
                                              Title: Director